UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 31, 2006

Banta Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-14637	39-0148550
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

225 Main Street, Menasha, Wisconsin 54952
(Address of principal executive offices, including zip code)
(920) 751-7777
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

        The undersigned registrant is filing this amendment solely for the purpose of refiling Exhibit 2.1 hereto. In converting Exhibit 2.1 for filing via EDGAR, certain letters or numerals delineating subsections in Sections 7.2, 8.2 and 8.4 of said Exhibit were inadvertently deleted. Item 9.01 is hereby amended to provide as follows:

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Agreement and Plan of Merger, among Banta Corporation, R.R. Donnelley & Sons Company and Soda Acquisition, Inc., dated October 31, 2006.*

(4.1)	Second Amendment, dated October 31, 2006, to Rights Agreement between Banta Corporation and American Stock Transfer & Trust Company.**

(10.1)	Letter Agreement, dated October 31, 2006, with Ginger M. Jones.**

(10.2)	Letter Agreement, dated October 31, 2006, with Sara E. Armbruster.**

(99.1)	Joint Press Release of R.R. Donnelley & Sons Company and Banta Corporation, dated October 31, 2006.**

        * The disclosure schedules to the Merger Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

        ** Previously filed.

* * *

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

BANTA CORPORATION
Date: November 2, 2006	By: /s/ Ronald D. Kneezel
Ronald D. Kneezel
Vice President, General Counsel and Secretary
Secretary

BANTA CORPORATION

Exhibit Index to Amendment No. 1 to
Current Report on Form 8-K/A
Dated October 31, 2006

Exhibit
Number

(2.1)	Agreement and Plan of Merger, among Banta Corporation, R.R. Donnelley & Sons Company and Soda Acquisition, Inc., dated October 31, 2006.*

(4.1)	Second Amendment, dated October 31, 2006, to Rights Agreement between Banta Corporation and American Stock Transfer & Trust Company.**

(10.1)	Letter Agreement, dated October 31, 2006, with Ginger M. Jones.**

(10.2)	Letter Agreement, dated October 31, 2006, with Sara E. Armbruster.**

(99.1)	Joint Press Release of R.R. Donnelley & Sons Company and Banta Corporation, dated October 31, 2006.**

        * The disclosure schedules to the Merger Agreement are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

        ** Previously filed.